UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2012

DYNAMIC VENTURES CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-163913	46-0521574
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8776 E Shea Blvd. Suite B3A-615 Scottsdale, AZ 85260
(Address of principal executive offices)
(480) 968-0207
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DYNAMIC VENTURES CORP.
Form 8-K
Current Report

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
             APPOINTMENT OF PRINCIPAL OFFICERS

On December 1, 2012, Larry Luke resigned as a director of the Company.  The resignation did not involve any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC VENTURES CORP.

Dated: December 5, 2012	By:	/s/ Paul Kalkbrenner
Paul Kalkbrenner
Chief Executive Officer and President